Land, Property, Plant and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
(5)	Land, Property, Plant and Equipment

Land, property, plant and equipment consist of the following:

	December 31,
	2016	2017
	RMB	RMB	US$
Land	24,693	23,260	3,575
Buildings	3,830,017	3,822,048	587,437
Machinery and equipment	14,828,021	12,118,073	1,862,514
Furniture and fixtures	93,255	87,781	13,492
Motor vehicles	77,227	67,918	10,439
Less: Accumulated depreciation	(6,822,294)	(7,050,349)	(1,083,619)
Less: Impairment	(7,293,644)	(6,481,088)	(996,125)
Subtotal	4,737,275	2,587,643	397,713
Construction in progress	141,811	100,266	15,411
Total land, property, plant and equipment, net	4,879,086	2,687,909	413,124

During 2015, 2016 and 2017, due to events or changes in circumstances (including the significant decrease in shipment, gross profit margins and lower-than-expected utilization of production facilities) indicate that the carrying amount of the long lived or asset group may not be recoverable, the Company determined a two-step impairment analysis was required in the middle of 2015, in late 2016 and in the third quarter of 2017, respectively. In step one of the impairment analysis, the estimated future undiscounted net cash flows expected to be generated by the assets over their remaining estimated useful lives were based on certain assumptions, such as forecasts of future operating results, gross margin and expected future growth rates. The estimated undiscounted future cash flows generated by the equipment used to produce solar products were less than their carrying value, which required the step two of the impairment test. In the step two of the impairment analysis, the Company estimated the fair value of the long lived assets based on discounted cash flow analysis using market participants’ assumptions, such as forecasts of future operating results, discount rates commensurate with the risk involved, and expected future growth rates. The carrying value of the equipment was reduced to fair value based on the discounted cash flow analysis. As a result, an impairment loss of RMB 3,804,116 related to buildings, machinery and equipment and shared assets in all solar production lines (including production lines of ingot, wafer, cell and module), was provided for the year ended December 31, 2015. In late 2016 and the third quarter of 2017, the Company performed similar impairment assessments as it performed in 2015and mainly due to that the market selling price continuously decreased significantly, therefore based on the updated discounted cashflow analysis in step two, the fair value of the long-lived assets related to buildings, machinery and equipment and shared assets in all solar production lines (including production lines of ingot, wafer, cell and module) further declined, as a result, additional impairment of RMB 1,277,373 and RMB 1,897,307 (US$ 291,611) was provided in 2016 and 2017. Additonally in late 2017, considering the lower-than-expected output of electricity in facilities, as well as the electricity restriction policy in certain regions, the Company performed the two-step analysis and recorded impairment loss of RMB 144,891 (US$ 22,269) against project assets, for the year ended December 31, 2017, respectively.

Depreciation expense on property, plant and equipment and project assets was allocated to the following expense items:

	Year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB	US$

Cost of revenues	1,086,392	839,005	451,015	69,320
Selling expenses	7,530	5,048	2,205	339
General and administrative expenses	60,268	32,232	26,792	4,118
Research and development expenses	20,515	11,107	6,501	999
Total depreciation expense	1,174,705	887,392	486,513	74,776

For the year ended December 31, 2017, due to the impairment loss of RMB 1,277,373 and RMB 2,042,198 (US$ 313,880) was recorded during 2016 and 2017, respectively, the total depreciation expenses for the year ended December 31, 2017 was decreased by approximately RMB 395.2 million (US$ 60.7 million) as compared to total depreciation expense of RMB 887,392 occurred in 2016.

The Company capitalized interest costs as a component of the cost of construction in progress as follows:

	Year ended December 31,
	2015	2016	2017
	RMB	RMB	RMB	US$

Interest cost capitalized	37,452	880	—	—
Interest cost charged against income	977,176	663,217	663,718	102,012
Total interest cost incurred	1,014,628	664,097	663,718	102,012

As of December 31, 2016 and 2017, the Company had pledged property, plant and equipment with a total carrying amount of RMB 3,182,852 and RMB 1,689,460 (US$ 259,665), respectively, to secure bank borrowings.

In December 2014, Yingli China sold certain machinery and equipment with carrying amount of RMB 405,282 to a third party for cash consideration of RMB 400,000, and simultaneously entered into a three-month contract to lease back the assets. The remaining useful lives of leased machinery and equipment were approximately 7 years. Pursuant to the terms of the contract, Yingli China is required to pay to the third party total lease payments over three months of RMB 403,191, including both the principle and interest to be paid). Due to the substance of this transaction was short term financing, the leased machinery and equipment were not derecognized and the financial obligation under this transaction was recorded as short-term borrowing.

In February 2015, right after Yingli China repaid total instalment of RMB 400,000 as scheduled in the agreement, Yingli China entered into another contract to sell the same group of machinery and equipment for cash consideration of RMB 300,000 and simultaneously entered into a one-month contract to lease back the assets. In March 2015, the Company failed to repay the RMB 300,000 and paid an additional penalty charge of RMB 1,750. In April 2015, Yingli China fully repaid the RMB 300,000 and again signed a similar contract to sell the same group of machinery and equipment for cash consideration of RMB 250,000 and simultaneously entered into a two-month contract to lease back the assets. Yingli China failed to repay RMB 250,000 due in June 2015. From June 2015 to November 2015, total interests and penalty charges paid by Yingli China due to failure to repay the instalment was RMB 28,000. In December 2015, Yingli China, together with the leasing company and Hainan Yingli, entered into a contract, in which Hainan Yingli would repay the totaling RMB 250,000 on behalf of Yingli China before April 2016, and Yingli China would offset its receivables due from Hainan Yingli with the same amount. Hainan Yingli paid RMB 75,000 instantly as the contract was signed. As of December 31, 2015, total balance of the borrowing was RMB 175,000. In August 2016, Hainan Yingli fully repaid the payment obligation.

For the years ended December 31, 2016 and 2017, the Company entered in to several agreements with its suppliers to settle the Company’s long ageing payables to these suppliers by transferring the equipment owned by the Company and its subsidiaries. In 2016 and 2017, the total carrying value of equipments surrendered was RMB 15,961 and RMB 141 (US$ 22), and the total carrying value of payables settled was RMB 24,998 and RMB 269 (US$ 42), respectively. The differences, which was RMB 9,037 and RMB 128 (US$ 20), were included in “General and administrative expenses” in the consolidated statements of comprehensive loss.